                                                                    EXHIBIT 10.1

                               SECOND AMENDMENT
                                       TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

         This Second Amendment ("Second Amendment") to First Amended and Restated Credit Agreement dated as of March 1, 2002, as amended by the First Amendment to First Amended and Restated Credit Agreement dated November 4, 2002 and the Letter Agreement dated February 18, 2003 ("Credit Agreement") by and among ULTRA RESOURCES, INC., a Wyoming corporation ("Borrower"), the several banks and financial institutions from time to time parties to this Credit Agreement (the "Banks," such term to include all undersigned Banks and all other financial institutions which subsequently become parties to this Agreement in accordance with Section 9.05 hereof), BANK ONE, NA, a national banking association ("Bank One") as a Bank, as the LC Issuer (hereinafter defined) and as Administrative Agent for the Banks (in such latter capacity and together with its successors and permitted assigns in such capacity, the "Administrative Agent"), is entered into this 14th day of May, 2003.

                              W I T N E S S E T H:

         WHEREAS, Borrower and the Banks desire to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration received by each party hereto, and each intending to be legally bound hereby, the parties agree as follows:

         I. Amendments to Credit Agreement.

         Article I, DEFINITIONS, of the Credit Agreement is hereby amended by replacing each definition in its entirety with the following definition:

         "Facility Termination Date" means March 1, 2006.

         "Note" and "Notes" means, individually, a promissory note issued by Borrower payable to the order of a Bank evidencing the Loans made by that Bank pursuant to Section 2.01 hereof and being substantially in the form of the note attached as Exhibit B hereto, but specifically including each Amended and Restated Note attached to the Second Amendment at Exhibits A-1 through A-6, together with any and all further renewals, extensions for any period, increases or rearrangements thereof, and means collectively all of such Notes.

         Article I, DEFINITIONS, of the Credit Agreement is hereby amended by adding thereto the following defined term:

          "Second Amendment" means the Second Amendment to Amended and Restated Credit Agreement dated May 14, 2003 among the Banks and Borrower.

         Section 2.06, Borrowing Base Determination, is hereby amended by replacing the first sentence thereto with the following sentence:

         "The Borrowing Base in effect as of May 14, 2003 is equal to One Hundred Fifty-Five Million Dollars ($155,000,000.00) relative to the Proved Reserves attributable to the Borrowing Base Oil and Gas Properties described on Exhibit "A" attached hereto, as such Exhibit "A" may be amended or supplemented from time to time."

         Section 6.16, EBITDA to Interest Ratio, is hereby amended by revising that section in its entirety to read as follows:

         "(a) Permit, as of the end of any fiscal quarter, the ratio of EBITDA to total interest expense on all Indebtedness, calculated based on the Consolidated Financial Statements, to be less than 3.5 to 1.0, calculated on a rolling four-quarter basis, and (b) permit, as of the end of any fiscal quarter, the ratio of Borrower's EBITDA to Borrower's total interest expense on all of Borrower's Indebtedness, calculated based solely on the consolidating financial statements relative to Borrower, which constitute a part of the Consolidated Financial Statements, to be less than 3.5 to 1.0, calculated on a rolling four-quarter basis."

          Section 6.17, General and Administrative Expenses, is hereby amended revising that section in its entirety to read as follows:

         "This section is intentionally omitted."

          Section 6.18, Intercompany Transfers, is hereby amended by replacing the text in that section immediately preceding the proviso therein with the following text:

         "Permit the Borrower or any of its Affiliates to invest in, loan to or transfer to Sino-American Energy Corporation an amount greater than Twenty-Five Million Dollars ($25,000,000) during the calendar year ending December 31, 2003 without the prior written approval of the Required Banks; and thereafter permit the Borrower or any of its Affiliates to invest in or transfer to Sino-American Energy Corporation an amount greater than Thirty-Five Million Dollars ($35,000,000) during each subsequent calendar year without the prior written approval of the Required Banks;"

          Exhibit C attached to the Credit Agreement is hereby replaced in its entirety with Exhibit C attached to this Second Amendment. Any reference to Exhibit C in the Credit Agreement or any other Loan Document shall be deemed to refer to Exhibit C attached to this Second Amendment.

          Schedule l.Ol(b) attached to the Credit Agreement, as replaced pursuant to the First Amendment, is hereby replaced in its entirety with
 Schedule 1.01(b) attached to this Second Amendment. Any reference to Schedule 1.01(b) in the Credit Agreement or any other Loan Document shall be deemed to refer to Schedule 1.01(b) attached to this Second Amendment.

         II. Conditions Precedent in Connection with the Second Amendment. The Second Amendment shall not be binding on the Banks until satisfaction of the following conditions precedent:

         A. Administrative Agent shall have received fully executed counterparts, in the number of multiple originals requested by Administrative Agent, of the Second Amendment, duly executed by an authorized officer for Borrower.

         B. Administrative Agent shall have received from Borrower, contemporaneously with the Borrower's execution of this Second Amendment for the benefit of the Banks, a fee in the amount of $150,000 in connection with the extension of the Borrowing Base in effect prior to this Second Amendment and a fee in the amount of $131,250 in connection with the increased Borrowing Base pursuant to this Second Amendment.

         C. Administrative Agent shall have received from Borrower the replacement Notes payable to each respective Bank in the forms attached to this Second Amendment as Exhibits A-1 through A-6.

         D. The representations and warranties contained in Article IV of the Credit Agreement shall be true and correct in all material respects on the date of the Second Amendment with the same effect as though such representations and warranties had been made on such date; and no Event of Default shall have occurred and be continuing or will have occurred upon the execution of the Second Amendment.

         E. All legal matters incident to the consummation of the transactions contemplated by the Second Amendment shall be satisfactory to the firm of Porter & Hedges, L.L.P., special counsel for Bank.

         F. All reasonable and documented legal fees owed by Banks to Porter & Hedges, L.L.P. in connection with the Second Amendment shall have been paid by Borrower.

         III. Post-Closing Covenant. Each Bank hereby agrees to deliver, as soon as reasonably practical, each Note executed and delivered by Borrower to each Bank dated as of November 4, 2002 endorsed with the following language:
"Replaced by Note dated May 14, 2003, in the face amount of $_____________, made by the maker and payable to the payee hereof," with such dollar amount being equal to the face amount of the Note payable to each respective Bank as set forth on Schedule 1.Ol(b) attached to this Second Amendment.

         IV. Reaffirmation of Representations and Warranties. To induce the Banks to enter into this Second Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

         A. The execution and delivery of this Second Amendment and the performance by the Borrower of its obligations under this Second Amendment are within the Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

         B. The Credit Agreement as amended by this Second Amendment represents the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

         C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

         V. Defined Terms. Except as amended hereby, terms used herein that are defined in the Credit Agreement shall have the same meanings herein.

         VI. Reaffirmation of Credit Agreement. This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         VII. Entire Agreement. The Credit Agreement, as hereby amended, embodies the entire agreement between the Borrower and the Banks and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Credit Agreement, as hereby amended, and in the other documents previously executed or executed of even date herewith.

         VIII. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         IX. Severability. Whenever possible each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

         X. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         XI. Section Captions. Section captions used in this Second Amendment are for convenience of reference only, and shall not affect the construction of this Second Amendment.

         XII. Successors and Assigns. This Second Amendment shall be binding upon the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks, and the respective successors and assigns of the Banks.

         XIII. Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Credit Agreement as hereby further amended or any other Loan Documents or the transactions contemplated hereby.

         XIV. NOTICE. THIS SECOND AMENDMENT TOGETHER WITH THE LOAN AGREEMENT, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO WRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [SIGNATURE PACES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

                                     BORROWER

                                     ULTRA RESOURCES, INC.

                                     By: /s/ Michael D. Watford
                                         ---------------------------------------
                                           Michael D. Watford
                                           President and Chief Executive Officer

                                     ADMINISTRATIVE AGENT, LC ISSUER AND BANK:

                                     BANK ONE, NA

                                     By: /s/ Stephen Shatto
                                         ---------------------------------------
                                           Stephen Shatto
                                           Vice President

                                     SYNDICATION AGENT AND BANK:

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By: /s/ Damien Meiburger
                                         ---------------------------------------
                                           Damien Meiburger
                                           Senior Vice President

                                     By: /s/ Ali Ahmed
                                         ---------------------------------------
                                           Ali Ahmed
                                           Vice President

                                     CO-AGENT AND BANK:

                                     HIBERNIA NATIONAL BANK

                                     By: /s/ Nancy G. Moragas
                                         ---------------------------------------
                                           Nancy G. Moragas
                                           Vice President

                                     CO-AGENT AND BANK:

                                     GUARANTY BANK, FSB

                                     By: /s/ Richard E. Menchaca
                                         ---------------------------------------
                                           Richard E. Menchaca
                                           Vice President

                                     BANK:

                                     COMPASS BANK

                                     By: /s/ Kathleen J. Bowen
                                         ---------------------------------------
                                           Kathleen J. Bowen
                                           Vice President

                                     BANK:

                                     BANK OF SCOTLAND

                                     By: /s/ Joseph Fratus
                                         ---------------------------------------
                                           Joseph Fratus
                                           First Vice President

                                SCHEDULE 1.01(b)

               Commitment Amounts and Aggregate Commitment Amount

                                                 Percentage                         Commitment
          Bank                                     Share                              Amount
          ----                                     -----                              ------
Bank One, NA                                       21.94%                        $ 54,838,709.68

Union Bank of California, N.A.                     21.94%                        $ 54,838,709.68

Hibernia National Bank                             14.19%                        $ 35,483,870.97

Guaranty Bank, FSB                                 21.94%                        $ 54,838,709.68

Compass Bank                                        9.03%                        $ 22,580,645.16

Bank of Scotland                                   10.97%                        $ 27,419,354.84

Aggregate Commitment Amount:                                                     $250,000,000.00

                                   EXHIBIT "C"

                             Compliance Certificate

         I, the President of ULTRA RESOURCES, INC. (the "Company"), pursuant to
Section 5.05 of the First Amended and Restated Credit Agreement dated as of March 1, 2002, by and among the Company, BANK ONE, NA, as Administrative Agent, a Bank and the LC Issuer, and the other Banks that become party thereto (the "Agreement") do hereby certify, as of the date hereof, that to my knowledge:

         (a) No Event of Default (as defined in the Agreement) or Unmatured Event Of Default (as defined in the Agreement) has occurred and is continuing except for the following events (include actions taken to cure such situations):

             ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________

         (b) No Material Adverse Change has occurred since the effective date of the latest audited consolidated Financial Statements of the Company delivered to the Administrative Agent;

         (c) Except as otherwise stated in the Schedule, if any, attached hereto, each of the representations and warranties of the Company contained in Article IV of the Agreement is true and correct in all respects [include on the attached Schedule, if any, any qualifications to the representations in Section 4.07 of the Agreement that have occurred since the date of the last Compliance Certificate]; and

         (d) The Company's consolidated financial condition for the quarter ending is__________ as follows:

                                             DATE OR                                                               ACTUAL
                                              TIME                       REQUIRED RATIO OR                        RATIO OR
      FINANCIAL COVENANT                     PERIOD                           AMOUNT                               AMOUNT
      ------------------                     ------                           ------                               ------
(a) Consolidated Tangible                    Term of         not < $80,000,000.00 plus 75% of Ultra                _______
    Net Worth                                Loan            Petroleum Corp.'s (as defined in the
                                                             Agreement) positive consolidated Net Income,
                                                             if any, accrued during each calendar quarter
                                                             subsequent to 9/30/01, calculated
                                                             cumulatively as of the end of each fiscal
                                                             quarter of Ultra Petroleum Corp. beginning
                                                             with the quarter ending 12/31/01, with no
                                                             reduction for negative Net Income during any
                                                             such quarter, plus 100% of any increase in
                                                             Stockholder's Equity resulting from the sale
                                                             or issuance of stock in Ultra Petroleum
                                                             Corp. or any of its Subsidiaries subsequent
                                                             to 12/31/01.

(b) Current Ratio for any                    Term of         not < 1.00 to 1.00, calculated based on               _______
    fiscal quarter                           Loan            both: (a) the Consolidated Financial
                                                             Statements (as defined in the Agreement),
                                                             and (b) the consolidating financial
                                                             statements applicable to Borrower, which
                                                             form a part of the Consolidated Financial
                                                             Statements.

(c) Ratio of EBITDA to                       Term of         not < 3.50 to 1.00, calculated on a rolling           _______
    interest expense on all                  Loan            four (4) quarter basis and based on both:
    Indebtedness as of the                                   (a) the Consolidated Financial Statements,
    end of each fiscal                                       and (b) the consolidating financial
    quarter                                                  statements applicable to Borrower, which
                                                             form a part of the Consolidated Financial
                                                             Statements.

(d) Intercompany Transfers                   During          not > $25,000,00.00, without the prior                _______
    to Sino-American                         calendar year   written approval of the Required
    Energy Corporation                       2003            Banks

                                             DATE OR                                                               ACTUAL
                                              TIME                     REQUIRED RATIO OR                          RATIO OR
      FINANCIAL COVENANT                     PERIOD                        AMOUNT                                  AMOUNT
      ------------------                     ------                         ------                                 ------
(e) Intercompany Transfers                   During each     not > $35,000,000.00, without the                     _______
    to Sino-American                         calendar year   prior written approval of the Required
    Energy Corporation                       beginning       Banks
                                             with calendar
                                             year 2004

This certificate is executed this_____ day of________,_______.

                                             ULTRA RESOURCES, INC.

                                             By:_______________________________.
                                                _______________________________
                                                President and CEO

                                 REVOLVING NOTE

$27,419,354.84                   Houston, Texas                      May 14,2003

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein called "Borrower"), having an address at 16801 Greenspoint Park, Suite 370, Houston, Texas 77060, promises to pay to the order of BANK OF SCOTLAND. (herein called "Bank"), at its principal offices at 565 Fifth Avenue, New York, New York 10017, (i) the principal amount of TWENTY-SEVEN MILLION, FOUR HUNDRED NINETEEN THOUSAND, THREE HUNDRED FIFTY-FOUR AND 84/100 US DOLLARS ($27,419,354.84) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

                                                                    MDW
                                                             -------------------
                                                             Borrower's Initials

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore, and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4,2002 and the Second Amendment thereto dated May 14, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is a Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each
                                                                    MDW
                                                             -------------------
                                                             Borrower's Initials
advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns as set forth in the Credit Agreement.

         This Note partially amends and restates the following: (i) that certain Amended and Restated Revolving Note dated March 1, 2002 in the original principal amount of $40,000,000 executed by Borrower and payable to the order of Bank One, NA, (ii) that certain Amended and Restated Revolving Note dated March 1, 2002 in the original principal amount of $2 1,250,000 executed by Borrower and payable to the order of Hibernia National Bank, (iii) that certain Amended and Restated Revolving Note dated March 1, 2002 in the original principal amount of $37,500,000 executed by Borrower and payable to the order of Guaranty Bank, FSB, (iv) that certain Amended and Restated Revolving Note dated March 1, 2002 in the original principal amount of $13,750,000 executed by Borrower and payable to the order of Compass Bank, and (v) that certain Amended and Restated Revolving Note dated March 1, 2002 in the original principal amount of $37,500,000 executed by Borrower and payable to the order of Union Bank of California, N.A.

                                                                    MDW
                                                             -------------------
                                                             Borrower's Initials

         Executed as of the date and year first set forth above.

                                       ULTRA RESOURCES, INC.
ATTEST:

/s/ Charlotte H. Kauffman              By: /s/ Michael D. Watford
-----------------------------              ------------------------------
Charlotte H. Kauffman                      Michael D. Watford
Secretary                                  President and Chief Executive Officer

                   SECOND AMENDED AND RESTATED REVOLVING NOTE

 $54,838,709.68           Houston, Texas                    March 1, 2002

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein called "Borrower"), having an address at 16801 Greenspoint Park, Suite 370, Houston, Texas 77060, promises to pay to the order of BANK ONE, NA (herein called "Bank"), at its principal offices at 910 Travis, 6th Floor, Houston, Texas 77002, (i) the principal amount of U.S. FIFTY-FOUR MILLION, EIGHT HUNDRED THIRTY-EIGHT THOUSAND, SEVEN HUNDRED NINE AND 68/100 DOLLARS ($54,838,709.68) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002 and the Second Amendment thereto dated May 14, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note amends and restates that certain Amended and Restated Revolving Note dated March 1, 2002 in the original principal amount of $40,000,000 executed by ULTRA RESOURCES, INC. and payable to the order of Bank One, NA (the "Prior Note"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

         Executed as of May 14,2003, but effective as of the date and year first set forth above.

                                                    ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman              By: /s/ Michael D. Watford
-------------------------                  ---------------------------
    Charlotte H. Kauffman                  Michael D. Watford
    Secretary                              President and Chief Executive Officer

                    SECOND AMENDED AND RESTATED REVOLVING NOTE

$54,838,709.68                   Houston, Texas                    March 1, 2002

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein called "Borrower"), having an address at 16801 Greenspoint Park, Suite 370, Houston, Texas 77060, promises to pay to the order of GUARANTY BANK, FSB (herein called "Bank"), at its principal offices at 333 Clay Street, Suite 4430, Houston, Texas 77002, (i) the principal amount of U.S. FIFTY-FOUR MILLION, EIGHT HUNDRED THIRTY-EIGHT THOUSAND, SEVEN HUNDRED NINE AND 68/100 DOLLARS ($54,838,709.68) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First
Amendment thereto dated November 4, 2002, and the Second Amendment thereto dated May 14, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note amends and restates that certain Amended and Restated Reducing Revolving Note dated March 1, 2002 in the original principal amount of $37,500,000 executed by ULTRA RESOURCES, INC. and payable to the order of Bank One, NA (the "Prior Note"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

         Executed as of May 14,2003, but effective as of the date and year first set forth above.

                                   ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman          By: /s/ Michael D. Watford
-------------------------              -----------------------------------------
Charlotte H. Kauffman                  Michael D. Watford
Secretary                              President and Chief Executive Officer

                   SECOND AMENDED AND RESTATED REVOLVING NOTE

$54,838,709.68                   Houston, Texas                    March 1, 2002

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein called "Borrower"), having an address at 16801 Greenspoint Park, Suite 370, Houston, Texas 77060, promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. (herein called "Bank"), at its principal offices at 500 North Akard, Suite 4200, Dallas, Texas 75201, (i) the principal amount of U.S. FIFTY-FOUR MILLION, EIGHT HUNDRED THIRTY-EIGHT THOUSAND, SEVEN HUNDRED NINE AND 68/100 DOLLARS ($54,838,709.68) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002 and the Second Amendment thereto dated May 14, 2003 by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials
reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note amends and restates that certain Amended and Restated Revolving Note dated March 1, 2002 in the original principal amount of $37,500,000 executed by ULTRA RESOURCES, INC. and payable to the order of Bank One, NA (the "Prior Note"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

         Executed as of May 14,2003, but effective as of the date and year first set forth above.

                                   ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman          By: /s/ Michael D. Watford
-------------------------          ---------------------------------------------
    Charlotte H. Kauffman                  Michael D. Watford
    Secretary                              President and Chief Executive Officer

                   SECOND AMENDED AND RESTATED REVOLVING NOTE

$22,580,645.16                   Houston, Texas                    March 1, 2002

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein called "Borrower"), having an address at 16801 Greenspoint Park, Suite 370, Houston, Texas 77060, promises to pay to the order of COMPASS BANK (herein called "Bank"), at its principal offices at 24 Greenway Plaza, Suite 1401, Houston, Texas 77046, (i) the principal amount of U.S TWENTY-TWO MILLION, FIVE HUNDRED EIGHTY THOUSAND, SIX HUNDRED FORTY-FIVE AND 16/100 DOLLARS ($22,580,645.16) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as mended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002 and the Second Amendment thereto dated May 14, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials
and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note amends and restates that certain Amended and Restated Revolving Note dated March 1,2002 in the principal amount of $13,750,000 executed by ULTRA RESOURCES, INC. and payable to the order of Bank One, NA (the "Prior Note"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

         Executed as of May 14, 2003, but effective as of the date and year first set forth above.

                                   ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman          By: /s/ Michael D. Watford
-------------------------              -----------------------------------------
Charlotte H. Kauffman                  Michael D. Watford
Secretary                              President and Chief Executive Officer

                   SECOND AMENDED AND RESTATED REVOLVING NOTE

$35,483,870.97                 Houston, Texas                      March 1, 2002

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein called "Borrower"), having an address at 16801 Greenspoint Park, Suite 370, Houston, Texas 77060, promises to pay to the order of HIBERNIA NATIONAL BANK (herein called "Bank"), at its principal offices at 313 Carondelet Street, New Orleans, Louisiana 70130, (i) the principal amount of U.S. THIRTY-FIVE MILLION, FOUR HUNDRED EIGHTY-THREE THOUSAND, EIGHT HUNDRED SEVENTY AND 97/100 DOLLARS ($35,483,870.97) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002 and the Second Amendment thereto dated May 14, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note amends and restates that certain Amended and Restated Revolving Note dated March 1, 2002 in the original principal amount of $21,250,000 executed by ULTRA RESOURCES, INC. and payable to the order of Bank One, (the "Prior Note"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

                                                                     MDW
                                                             -------------------
                                                             Borrower's Initials

         Executed as of May 14, 2003, but effective as of the date and year first set forth above.

                                       ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman              By: /s/ Michael D. Watford
-------------------------                  -------------------------------------
Charlotte H. Kauffman                      Michael D. Watford
Secretary                                  President and Chief Executive Officer